UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: July 20, 2011

(Date of earliest event reported)

Data I/O Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 0-10394

_____________________________________

                                                          Washington                                                                                           91-0864123

                                                        (State or other jurisdiction of incorporation)                                                                     (IRS Employer Identification No.)

6464 185th Ave. N.E., Suite 101
Redmond, WA 98052

(Address of principal executive offices, including zip code)

 (425) 881-6444

(Registrant’s telephone number, including area code)

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 20, 2011, the board of directors (the “Board”) of Data I/O Corporation (the “Company”) amended the Bylaws of the Company.  The amendments included:

  Article II Section (6) was replaced by:  Quorum:  Except as otherwise required by law, a quorum at any annual or special meeting of shareholders shall consist of shareholders representing, either in person or by proxy, a majority of the votes entitled to be cast on the matter by each voting group.
  Article II Section (8) Added the terms “entitled to” immediately following the terms “For the purpose of determining shareholders” and immediately preceding the terms “notice of or to vote at any meeting of shareholders” in the first sentence of such section.

The amended bylaws took effect on July 20, 2011.  A copy of the new bylaw sections is attached as Exhibit 3.2 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.                     Description

      3.2                             Amended and Restated BYLAWS of Data I/O Corporation as of July 20, 2011.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Data I/O Corporation
By:	/s/ Joel S. Hatlen
Joel S. Hatlen Vice President, Chief Financial Officer Secretary & Treasurer

Date: July 26, 2011

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EXHIBIT INDEX

Exhibit No.             Description

       3.2                    Amended and Restated BYLAWS of Data I/O Corporation as of July 20, 2011

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Exhibit 3.2

CERTIFICATE OF ADOPTION
OF
AMENDMENT TO BYLAWS
OF
DATA I/O CORPORATION

                The undersigned, Joel S. Hatlen, secretary of Data I/O Corporation, a Washington corporation, hereby certifies that the following amended and restated bylaws of the corporation was adopted by the board of directors on July 20, 2011.

Dated: July 26, 2011                                                                             /s/ Joel S. Hatlen________

                                                                                                                Joel S. Hatlen, Secretary

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                                                                     SECOND AMENDED AND RESTATED

                                                                                               BYLAWS

                                                                                                     OF

                                                                               DATA I/O CORPORATION

                                                                                       As of July 20, 2011

                                                                                              ARTICLE I

                                                                                                  Offices

                (1)           Registered Office and Registered Agent:  The registered office of the corporation shall be located in the State of Washington at such place as may be fixed from time to time by the Board of Directors upon filing of such notices as may be required by law, and the registered agent shall have a business office identical with such registered office.

                (2)           Other Offices:  The corporation may have other offices within or outside the State of Washington at such place or places as the Board of Directors may from time to time determine.

                                                                                              ARTICLE II

                                                                                   Shareholders' Meetings

                (1)           Meeting Place:  All meetings of the shareholders shall be held at the registered office of the corporation, or at such other place as shall be determined from time to time by the Board of Directors, and the place at which any such meeting shall be held shall be stated in the notice of the meeting.

                (2)           Annual Meeting Time:  The annual meeting of the shareholders for the election of directors and for the transaction of such other business as may properly come before the meeting, shall be held each year during the month of May on such date and at such time as may be determined each year by the Board of Directors.

                (3)           Special Meetings:  Special meetings of the shareholders for any purpose may be called at any time by the President, Board of Directors, or the holders of not less than one-tenth of all shares entitled to vote at the meeting in accordance with RCW 23B.07.020.

                (4)           Notice:

                                (a)           Written or electronic notice of the time and place of the annual meeting of shareholders shall be given in accordance with Article VII, at least ten days, and not more than sixty days, prior to the meeting to each shareholder of record entitled to vote at such meeting.

                                (b)           At least ten days and not more than sixty days prior to the meeting, written or electronic notice of each special meeting of shareholders, stating the place, day and hour of such meeting, and the purpose or purposes for which the meeting is called, shall be delivered in accordance with Article VII to each shareholder of record entitled to vote at such meeting.

                                (c)           Notice of a shareholders' meeting at which the shareholders will be called to act on an amendment to the articles of incorporation, a plan of merger or share exchange, a proposed sale of assets other than in the regular course of business or the dissolution of the Corporation shall be given not fewer than twenty days and not more than sixty days before the meeting date.

                (5)           Voting Record: At least ten days and not more than seventy days before each meeting of shareholders, a complete record of the shareholders entitled to vote at such meeting, or any adjournment thereof, shall be made, arranged in alphabetical order, with the address of and number of shares held by each, which record shall be kept on file at the registered office of the corporation for a period of ten days prior to such meeting.  The record shall be kept on file at the registered office of the Corporation for a period beginning ten days prior to such meeting and shall be kept open at the time and place of such meeting for the inspection of any shareholder, or any shareholder's agent or attorney.

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                (6)            Quorum:  Except as otherwise required by law, a quorum at any annual or special meeting of shareholders shall consist of shareholders representing, either in person or by proxy, a majority of the votes entitled to be cast on the matter by each voting group.

                (7)           Voting of Shares:

                                (a)           Except as otherwise provided in these Bylaws or to the extent that voting rights of the shares of any class or classes are limited or denied by the Articles of Incorporation, each shareholder, on each matter submitted to a vote at a meeting of shareholders, shall have one vote for each share of stock registered in his name in the books of the corporation.

                                (b)           If a quorum exists, action on a matter, other than the election of directors, is approved by a voting group if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action, unless the question is one which by express provision of law, of the Articles of Incorporation or of these Bylaws a greater number of affirmative votes is required.

                                (c)           Unless otherwise provided in the Articles of Incorporation, in any election of directors the candidates elected are those receiving the largest numbers of votes cast by the shares entitled to vote in the election, up to the number of directors to be elected by such shares.

                (8)           Closing of Transfer Books and Fixing Record Date:  For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders, or any adjournment thereof, or entitled to receive payment of any dividend, the Board of Directors may provide that the stock transfer books shall be closed for a stated period not to exceed seventy days nor be less than ten days preceding such meeting.  In lieu of closing the stock transfer books, the Board of Directors may fix in advance a record date for any such determination of shareholders, such date to be not more than seventy days and, in case of a meeting of shareholders, not less than ten days prior to the date on which the particular action requiring such determination of shareholders is to be taken.

                (9)           Proxies:  A shareholder may vote either in person or by proxy.  A shareholder may appoint a proxy to vote for the shareholder by submitting (a) an appointment form signed by the shareholder or the shareholder’s attorney-in-fact, or (b) an electronic transmission in accordance with the provisions of RCW 23B.07.220 or any successor provisions.  An appointment of a proxy is effective when received by the person authorized to tabulate votes for the Corporation.  No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

                (10)         Action by Shareholders without a Meeting:  Any action required or which may be taken at a meeting of shareholders of the corporation may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof, and delivered to the Corporation for inclusion in the minutes or filing with the Corporation's records.  Such consent shall have the same force and effect as a unanimous vote of shareholders.  Action taken in accordance with this section shall be effective when all written consents are in the possession of the Corporation unless the consent specifies a later effective date.

                (11)         Waiver of Notice:  A waiver of any notice required to be given any shareholder, signed by the person or persons entitled to such notice, whether before or after the time stated therein for the meeting shall be equivalent to the giving of such notice provided that such waiver has been delivered to the Corporation for inclusion in the minutes or filing with the Corporation's records.  A shareholder's attendance at a meeting waives any notice required, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting.

                (12)         Action of Shareholders by Communications Equipment:  Shareholders may participate in a meeting of shareholders by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time, and participation by such means shall constitute presence in person at a meeting.

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                (13)         Notice of Shareholder Nominees:  Nominations of persons for election to the Board of Directors shall be made only at a meeting of shareholders and only (i) by the Board of Directors or a committee appointed by the Board of Directors or (ii) by any shareholder entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this Section 13.  Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation.  To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation (i) with respect to an election to be held at an annual meeting of shareholders, ninety days prior to the date one year from the date of the immediately preceding annual meeting of shareholders, and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to shareholders.  For purposes of this Section 14, any adjournment(s) or postponement(s) of the original meeting whereby the meeting will reconvene within thirty days from the original date shall be deemed for purposes of notice to be a continuation of the original meeting, and no nominations by a shareholder of persons to be elected directors of the corporation may be made at any such reconvened meeting unless pursuant to a notice which was timely for the meeting on the date originally scheduled.  Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would be required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to the Securities Exchange Act of 1934, as amended; and (e) the consent of each nominee to serve as a director of the corporation if so elected.

                Notwithstanding the foregoing, nothing in this Section 13 shall be interpreted or construed to require the inclusion of information about any such nominee in any proxy statement distributed by, at the direction of, or on behalf of the Board of Directors.  The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

                (14)         Shareholder Proposals at Annual Meeting:  Business may be properly brought before an annual meeting by a shareholder only upon the shareholder's timely notice thereof in writing to the Secretary of the corporation.  To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not later than ninety days prior to the date one year from the date of the immediately preceding annual meeting of shareholders.  For purposes of this Section 14, any adjournment(s) or postponement(s) of the original meeting whereby the meeting will reconvene within thirty days from the original date shall be deemed for purposes of notice to be a continuation of the original meeting, and no business may be brought before any reconvened meeting unless pursuant to a notice which was timely for the meeting on the date as originally scheduled.  Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the proposal; (b) a representation that the shareholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to vote for the proposal; (c) any material interest of such shareholder in such proposal; and (d) such other information regarding such proposal as would be required to be disclosed in solicitations of proxies pursuant to the Securities Exchange Act of 1934, as amended.

                Notwithstanding the foregoing, nothing in this Section 14 shall be interpreted or construed to require the inclusion of information about any such proposal in any proxy statement distributed by, at the discretion of, or on behalf of the Board of Directors.  The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a proposal was not made in accordance with the foregoing procedures, and if he should so determine, he shall so declare to the meeting, and any such business not properly brought before the meeting shall be disregarded.

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                                                                                             ARTICLE III

                                                                                                   Stock

                (1)           Issuance of Shares:  No shares of the Corporation shall be issued unless authorized by the Board of Directors.  Such authorization shall include the number of shares to be issued, the consideration to be received and a statement regarding the adequacy of the consideration.  Shares may but need not be represented by certificates.

                (2)           Certificates:  Certificates of stock shall be issued in numerical order, and each shareholder shall be entitled to a certificate signed by the President, or a Vice President, and the Secretary or an Assistant Secretary, and may be sealed with the seal of the corporation or a facsimile thereof.  The signatures of such officers may be facsimiles if the certificate is manually signed on behalf of a transfer agent, or registered by a registrar, other than the corporation itself or an employee of the corporation.  If an officer who has signed or whose facsimile signature has been placed upon such certificate ceases to be an officer before the certificate is issued, it may be issued by the corporation with the same effect as if the person were an officer on the date of issue.

                At a minimum each certificate of stock shall state:

                                (a)           the name of the Corporation;

                                (b)           that the Corporation is organized under the laws of the State of Washington;

                                (c)           the name of the person to whom the certificate is issued;

                                (d)           the number and class of shares and the designation of the series, if any, the certificate represents; and

                                (e)           if the Corporation is authorized to issue different classes of shares or different series within a class, the designations, relative rights, preferences and limitations applicable to each class and the variations in rights, preferences and limitations determined for each series, and the authority of the Board of Directors to determine variations for future series, must be summarized either on the front or back of the certificate.  Alternatively, the certificate may state conspicuously on its front or back that the Corporation will furnish the shareholder this information without charge on request in writing.

                (3)           Transfers:

                                (a)           Transfers of stock shall be made only upon the stock transfer books of the corporation, kept at the registered office of the corporation or at its principal place of business, or at the office of its transfer agent or registrar, and before a new certificate is issued the old certificate shall be surrendered for cancellation.  The Board of Directors may, by resolution, open a share register in any state of the United States, and may employ an agent or agents to keep such register, and to record transfers of shares therein.

                                (b)           Shares of certificated stock shall be transferred by delivery of the certificates therefor, accompanied either by an assignment in writing on the back of the certificate or an assignment separate from certificate, or by a written power of attorney to sell, assign and transfer the same, signed by the holder of said certificate.  No shares of certificated stock shall be transferred on the records of the Corporation until the outstanding certificates therefor have been surrendered to the Corporation or to its transfer agent or registrar.

                (4)           Registered Owner:  Registered shareholders shall be treated by the corporation as the holders in fact of the stock standing in their respective names and the corporation shall not be bound to recognize any equitable or other claim to or interest in any share on the part of any other person, whether or not it shall have express or other notice thereof, except as expressly provided below or by the laws of the State of Washington.  The Board of Directors may adopt by resolution a procedure whereby a shareholder of the corporation may certify in writing to the corporation that all or a portion of the shares registered in the name of such shareholder are held for the account of a specified person or persons.  The resolution shall set forth:

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                                (a)           The classification of shareholder who may certify;

                                (b)           The purpose or purposes for which the certification may be made;

                                (c)           The form of certification and information to be contained therein;

                                (d)           If the certification is with respect to a record date or closing of the stock transfer books, the date within which the certification must be received by the corporation; and

                                (e)           Such other provisions with respect to the procedure as are deemed necessary or desirable.

                Upon receipt by the corporation of a certification complying with the procedure, the persons specified in the certification shall be deemed, for the purpose or purposes set forth in the certification, to be the holders of record of the number of shares specified in place of the shareholder making the certification.

                (5)           Mutilated, Lost or Destroyed Certificates:  In case of any mutilation, loss or destruction of any certificate of stock, another may be issued in its place on proof of such mutilation, loss or destruction.  The Board of Directors may impose conditions on such issuance and may require the giving of a satisfactory bond or indemnity to the corporation in such sum as they might determine or establish such other procedures as they deem necessary.

                (6)           Fractional Shares or Scrip:  The corporation, by resolution of the Board of Directors, may either: (a) issue fractions of a share which shall entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the corporation in the event of liquidation; (b) arrange for the disposition of fractional interests by those entitled thereto; (c) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such shares are determined; or (d) issue scrip in registered or bearer form which shall entitle the holder to receive a certificate for a full share upon the surrender of such scrip aggregating a full share.

                (7)           Shares of Another Corporation:  Shares owned by the corporation in another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the Board of Directors may determine or, in the absence of such determination, by the President of the corporation.

                (8)           Uncertificated Shares:  The Board of Directors may authorize the issue of some or all of the shares without certificates. Within a reasonable time after the issue or transfer of shares without certificates, the Corporation shall send the shareholder a written statement of the information required on certificates by the Washington Business Corporation Act

                                                                                             ARTICLE IV

                                                                                        Board of Directors

                (1)           Number and Powers: The management of all the affairs, property and interest of the corporation shall be vested in a Board of Directors consisting of four (4) to six (6) persons, with the number of directors to be fixed from time to time by resolution of the Board of Directors or the Shareholders.  Directors shall be elected for a term of one year, and shall hold office until their successors are elected and qualified.  Directors need not be shareholders or residents of the State of Washington.  In addition to the powers and authorities by these Bylaws and the Articles of Incorporation expressly conferred upon it, the Board of Directors may exercise all such powers of the corporation and do all such lawful acts and things as are not prohibited by statute or by the Articles of Incorporation or by these Bylaws or as directed or required to be exercised or done by the shareholders.

                (2)           Change of Number:  The number of directors may at any time be increased or decreased by resolution of the Board of Directors or the Shareholders.  No decrease in the number of directors shall have the effect of shortening the term of any incumbent directors, except as provided in Sections 4 and 5 of this Article IV.

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                (3)           Vacancies:  All vacancies in the Board of Directors, whether caused by resignation, death or otherwise, may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors.  A director elected to fill any vacancy shall hold office for the unexpired term of his or her predecessor and until his or her successor is elected and qualified.  Any directorship to be filled by reason of an increase in the number of directors may be filled by the Board of Directors for a term of office continuing only until the next election of directors by the shareholders and until his or her successor is elected and qualified.

                (4)           Resignation:  A director may resign at any time by delivering written notice to the Board of Directors, the President or the Secretary.  A resignation is effective when the notice is delivered unless the notice specifies a later effective date.

                (5)           Removal of Directors:  At a special meeting of shareholders called expressly for that purpose, the entire Board of Directors, or any member thereof, may be removed by a vote of the holders of a majority of shares then entitled to vote at an election of such directors.  A director or directors may be removed only if the number of votes cast to remove the director exceeds the number of votes cast not to remove the director.  The notice of such special meeting must state that the purpose, or one of the purposes, of the meeting is removal of the director or directors, as the case may be.

                (6)           Regular Meetings:  Regular meetings of the Board of Directors or any committee may be held without notice at the registered office of the corporation or at such other place or places, either within or without the State of Washington, as the Board of Directors or such committee, as the case may be, may from time to time designate.  The annual meeting of the Board of Directors shall be held without notice immediately after the adjournment of the annual meeting of shareholders.

                (7)           Special Meetings:

                                (a)           Special meetings of the Board of Directors may be called at any time by the President or by any two directors, to be held at the registered office of the corporation or at such other place or places as the Board of Directors or the person or persons calling such meeting may from time to time designate.  Notice of special meetings of the Board of Directors, stating the date, time, and place thereof, shall be given in a manner described in Article VII at least three (3) days prior to the date of the meeting. Such notice need not specify the business to be transacted at, nor the purpose of, the meeting.

                                (b)           Special meetings of any committee may be called at any time by such person or persons and with such notice as shall be specified for such committee by the Board of Directors, or in the absence of such specification, in the manner and with the notice required for special meetings of the Board of Directors.

                (8)           Quorum:  A majority of the whole Board of Directors shall be necessary at all meetings to constitute a quorum for the transaction of business.  If a quorum is present when a vote is taken, the affirmative vote of a majority of directors present is the act of the Board of Directors.

                (9)           Waiver of Notice:  Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened and does not thereafter vote for or assent to action taken at the meeting.  A waiver of notice signed by the director or directors and delivered to the Corporation for inclusion in the minutes or filing with the corporate records, whether before or after the time stated for the meeting, shall be equivalent to the giving of notice.

                (10)         Registering Dissent:  A director who is present at a meeting of the Board of Directors at which action on a corporate matter is taken shall be presumed to have assented to such action unless his dissent shall be entered in the minutes of the meeting, or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting, before the adjournment thereof, or shall forward such dissent by registered mail to the Secretary of the corporation within a reasonable time after the adjournment of the meeting.  Such right to dissent shall not apply to a director who voted in favor of such action.

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                (11)         Executive and Other Committees:  The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an Executive Committee and one or more other standing or special committees.  The Executive Committee shall have and may exercise all the authority of the Board of Directors, and other standing or special committees may be invested with such powers, subject to such conditions, as the Board of Directors shall see fit; provided that, notwithstanding the above, no committee of the Board of Directors shall have the authority to: (1) Declare dividends or distributions, except at a rate or in periodic amount determined by the Board of Directors; (2) approve or recommend to shareholders actions or proposals required by law to be approved by shareholders; (3) fill vacancies on the Board of Directors or any committee thereof; (4) adopt, amend, or repeal the Bylaws; (5) authorize or approve the reacquisition of shares unless pursuant to general formula or method specified by the Board of Directors; (6) fix compensation of any director for serving on the Board of Directors or on any committee thereof; (7) approve a plan of merger, consolidation, or exchange of shares not requiring shareholder approval; (8) reduce earned or capital surplus; or (9) appoint other committees of the Board of Directors or the members thereof.  All committees so appointed shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose in the office of the corporation.  The designation of any such committee and the delegation of authority thereto shall not relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

                (12)         Remuneration:  No stated salary shall be paid directors, as such, for their service, but by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of such Board; provided, that nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefore.  Members of standing or special committees may be allowed like compensation for attending committee meetings.

                (13)         Loans:  No loans shall be made by the corporation to the directors.  No loans shall be made by the corporation secured by its own shares.

                (14)         Action by Directors Without a Meeting:  Any action required or which may be taken at a meeting of the directors, or of a committee thereof, may be taken without a meeting if the corporate action is approved by all members of the board. The approval of the corporate action must be evidenced by one or more consents describing the corporate action being approved, executed by each director either before or after the corporate action becomes effective, and delivered to the corporation for inclusion in the minutes or filing with the corporate records, each of which consents shall be set forth either (a) in an executed record or (b) if the corporation has designated an address, location, or system to which the consents may be electronically transmitted and the consent is electronically transmitted to the designated address, location, or system, in an executed electronically transmitted record. Such consent shall have the same effect as a unanimous vote.

                (15)         Action of Directors by Communications Equipment:  Any action required or which may be taken at a meeting of directors, or of a committee thereof, may be taken by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time.

                                                                                              ARTICLE V

                                                                                                 Officers

                (1)           Designations:  The officers of the corporation shall be a Chairman of the Board of Directors, a President, one or more Vice-Presidents (one or more of whom may be Executive Vice-Presidents), a Secretary and a Treasurer, and such Assistant Secretaries and Assistant Treasurers as the Board may designate, who shall be elected for one year by the directors at their first meeting after the annual meeting of shareholders, and who shall hold office until their successors are elected and qualified.  Any two or more offices may be held by the same person, except the offices of President and Secretary.

                (2)           The Chairman of the Board of Directors:  The Chairman of the Board of Directors shall preside at all meetings of shareholders and directors, and shall perform all such other duties as are incident to his office or are properly required of him by the Board of Directors.  If no person holds the office of Chairman of the Board of Directors, the President shall preside at all meetings of shareholders and directors.

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                (3)           The President:  The President shall have general supervision of the affairs of the corporation, and shall perform all such other duties as are incident to his office or are properly required of him by the Board of Directors.

                (4)           Vice-Presidents:  During the absence or disability of the President, the Executive Vice-Presidents, if any, and the Vice-Presidents in the order designated by the Board of Directors, shall exercise all the functions of the President.  Each Vice-President shall have such powers and discharge such duties as may be assigned to him from time to time by the Board of Directors.

                (5)           Secretary and Assistant Secretaries:  The Secretary shall issue notices for all meetings, except for notices for special meetings of the shareholders and special meetings of the directors which are called by the requisite number of shareholders or directors, shall keep minutes of all meetings, shall have charge of the seal and the corporate books, and shall make such reports and perform such other duties as are incident to his office, or are properly required of him by the Board of Directors.  The Assistant Secretary, or Assistant Secretaries in the order designated by the Board of Directors, shall perform all of the duties of the Secretary during the absence or disability of the Secretary, and at other times may perform such duties as are directed by the President or the Board of Directors.

                (6)           The Treasurer:  The Treasurer shall have the custody of all moneys and securities of the corporation and shall keep regular books of account.  He shall disburse the funds of the corporation in payment of the just demands against the corporation or as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Board of Directors from time to time as may be required of him an account of all his transactions as Treasurer and of the financial condition of the corporation.  He shall perform such other duties incident to his office or that are properly required of him by the Board of Directors.  The Assistant Treasurer, or Assistant Treasurers in the order designated by the Board of Directors, shall perform all of the duties of the Treasurer in the absence or disability of the Treasurer, and at other times may perform such other duties as are directed by the President or the Board of Directors.

                (7)           Delegation:  In the case of absence or inability to act of any officer of the corporation and of any person herein authorized to act in his place, the Board of Directors may from time to time delegate the powers or duties of such officer to any other officer or any director or other person whom it may in its sole discretion select.

                (8)           Vacancies:  Vacancies in any office arising from any cause may be filled by the Board of Directors at any regular or special meeting of the Board.

                (9)           Other Officers:  Directors may appoint such other officers and agents as it shall deem necessary or expedient, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

                (10)         Resignation:  An officer may resign at any time by delivering notice to the Corporation.  Such notice shall be effective when delivered unless the notice specifies a later effective date.  Any such resignation shall not affect the Corporation's contract rights, if any, with the officer.

                (11)         Loans:  No loans shall be made by the corporation to any officer.

                (12)         Term ‑ Removal:  The officers of the corporation shall hold office until their successors are chosen and qualify.  Any officer or agent elected or appointed by the Board of Directors may be removed at any time, with or without cause, by the affirmative vote of a majority of the whole Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

                (13)         Salaries and Contract Rights:  The salaries, if any, of the officers shall be fixed from time to time by the Board of Directors.  The appointment of an officer shall not of itself create contract rights.

                (14)         Bonds:  The Board of Directors may, by resolution, require any and all of the officers to give bonds to the corporation, with sufficient surety or sureties, conditioned for the faithful performance of the duties of their respective offices, and to comply with such other conditions as may from time to time be required by the Board of Directors.

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                                                                                             ARTICLE VI

                (1)           Distributions:  The Board of Directors may authorize and the corporation may make distributions to its shareholders; provided that no distribution may be made if, after giving it effect, either:

                                (a)           The Corporation would not be able to pay its debts as they become due in the usual course of business; or

                                (b)           The Corporation's total assets would be less than the sum of its total liabilities plus the amount which would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

                The Board of Directors may authorize distributions to holders of record at the close of business on any business day prior to the date on which the distribution is made.  If the Board of Directors does not fix a record date for determining shareholders entitled to a distribution, the record date shall be the date on which the Board of Directors authorizes the distribution.

                (2)           Measure of Effect of a Distribution:  For purposes of determining whether a distribution may be authorized by the Board of Directors and paid by the Corporation under Article VI, Section 1 of these Bylaws, the effect of the distribution is measured:

                                (a)           In the case of a distribution of indebtedness, the terms of which provide that payment of principal and interest are made only if and to the extent that payment of a distribution to shareholders could then be made under this section, each payment of principal or interest is treated as a distribution, the effect of which is measured on the date the payment is actually made; or

                                (b)           In the case of any other distribution:

                                                (i)                   if the distribution is by purchase, redemption, or other acquisition of the Corporation's shares, the effect of the distribution is measured as of the earlier of the date any money or other property is transferred or debt incurred by the Corporation, or the date the shareholder ceases to be a shareholder with respect to the acquired shares;

                                                (ii)                  if the distribution is of an indebtedness other than described in subsection 2(a) and (b)(i) of this section, the effect of the distribution is measured as of the date the indebtedness is distributed; and

                                                (iii)                 in all other cases, the effect of the distribution is measured as of the date the distribution is authorized if payment occurs within 120 days after the date of authorization, or the date the payment is made if it occurs more than 120 days after the date of authorization.

                (3)           Depositories:  The moneys of the corporation shall be deposited in the name of the corporation in such bank or banks or trust company or trust companies as the Board of Directors shall designate, and shall be drawn out only by check or other order for payment of money signed by such persons and in such manner as may be determined by resolution of the Board of Directors.

                                                                                            ARTICLE VII

                                                                                                 Notices

Except as may otherwise be required by law, any notice to any shareholder or director may be transmitted as provided below:

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(1)           Oral Notice to Directors. Oral notice may be communicated to directors in person, by telephone, wire or wireless equipment which does not transmit a facsimile of the notice, or by any electronic means that does not create a record.

(2)           Notice Provided in Tangible Medium.  Notice to any director or shareholder may be provided in a tangible medium and may be transmitted by mail, private carrier, personal delivery, telegraph, teletype, telephone or wire or wireless equipment which transmits a facsimile of the notice.

(3)           Notice Provided in an Electronic Transmission.  Notice to any director or shareholder may be provided in an electronic transmission and be electronically transmitted.  Notice in an electronic transmission is effective only with respect to shareholders or directors that have consented, in the form of a record, to receive electronically transmitted notices and designated in the consent the address, location or system to which these notices may be electronically transmitted.  Subject to the provisions of RCW 23B.01.410(2)(d), notice provided in an electronic transmission includes material required or permitted to accompany the notice by the Washington Business Corporation Act or other applicable statute or regulation.  A shareholder or director that has consented to receipt of electronically transmitted notices may revoke such consent by delivering a revocation to the corporation in the form of a record.  The consent of a shareholder or director to receive notice by electronic transmission is revoked if the corporation is unable to electronically transmit two consecutive notices given by the corporation in accordance with the consent, and this inability becomes known to the Secretary of the corporation, the transfer agent or any other person responsible for giving the notice.  The inadvertent failure by the corporation to treat this inability as a revocation does not invalidate any meeting or other action.

(4)        Posting Notice on an Electronic Network.  Notice to shareholders or directors that have consented to receipt of electronically transmitted notices may be provided by posting the notice on an electronic network and delivering to the shareholder or director a separate record of the posting, together with comprehensible instructions regarding how to obtain access to the posting on the electronic network.

(d) Effectiveness of Notice.  Notice provided in an electronic transmission, if in comprehensible form, is effective when it (i) is electronically transmitted to an address, location or system designated by the recipient for that purpose, or (ii) has been posted on an electronic network and a separate record of the posting has been delivered to the recipient together with comprehensible instructions regarding how to obtain access to the posting on the electronic network.

(e) Effectiveness of Notice. Oral notice is effective when received by the director. Notice given by wire or wireless equipment that does not transmit a facsimile of the notice or by any electronic means that does not create a record is effective when communicated to the director. Written notice by the Corporation to its shareholders shall be deemed effective when mailed, if mailed with first-class postage prepaid and correctly addressed to the shareholder's address shown in the Corporation's current record of shareholders.  Except as set forth in the previous sentence, written notice shall be deemed effective at the earliest of the following: (i) when received; (ii) five days after its deposit in the United States mail, as evidenced by the postmark, if mailed with first-class postage, prepaid and correctly addressed; or (iii) on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and receipt is signed by or on behalf of the addressee.  Notice provided by electronic transmission, if in comprehensible form, is effective when it (i) is electronically transmitted to an address, location or system designated by the recipient for that purpose, or (ii) has been posted on an electronic network and a separate record of the posting has been delivered to the recipient together with comprehensible instructions regarding how to obtain access to the posting on the electronic network.

                                                                                            ARTICLE VIII

                                                                                                    Seal

                The corporate seal of the corporation shall be in such form and bear such inscription as may be adopted by resolution of the Board of Directors, or by usage of the officers on behalf of the corporation.

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                                                                                             ARTICLE IX

                                                                                          Indemnification

                (1)           Right to Indemnification:  Each person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of the corporation or, being or having been such a director or officer, he or she is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the full extent permitted by applicable law as then in effect, against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) actually and reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in Section 2 of this Article with respect to proceedings seeking to enforce rights to indemnification, the corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the corporation.  The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that the payment of such expenses in advance of the final disposition of a proceeding shall be made only upon delivery to the corporation of (a) a written affirmation of the director’s or officer’s good faith belief that the person has met the standard of conduct described in RCW 23B.08.510 (or such successor provision), and (b) an undertaking, by or on behalf of such director of officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article or otherwise.

                (2)           Right of Claimant to Bring Suit:  If a claim under Section 1 of this Article is not paid in full by the corporation within sixty days after a written claim has been received by the corporation, except in the case of a claim for expenses incurred in defending a proceeding in advance of its final disposition, in which case the applicable period shall be twenty days, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, to the extent successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim.  The claimant shall be presumed to be entitled to indemnification under this Article upon submission of a written claim (and, in an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition, where the required undertaking has been tendered to the corporation) and thereafter the corporation shall have the burden of proof to overcome the presumption that the claimant is not so entitled.  Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its shareholders) to have made a determination prior to the commencement of such action that indemnification of or reimbursement or advancement of expenses to the claimant is proper in the circumstances nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its shareholders) that the claimant is not entitled to indemnification or to the reimbursement or advancement of expenses shall be a defense to the action or create a presumption that the claimant is not so entitled.

                (3)           Nonexclusivity of Rights:  The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaws, agreement, vote of shareholders or disinterested directors or otherwise.

                (4)           Insurance, Contracts and Funding:  The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Washington Business Corporation Act.  The corporation may, without further shareholder action, enter into contracts with any director or officer of the corporation in furtherance of the provisions of this Article and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Article.

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                (5)           Indemnification of Employees and Agents of the Corporation:  The corporation may, by action of its Board of Directors from time to time, provide indemnification and pay expenses in advance of the final disposition of a proceeding to employees and agents of the corporation with the same scope and effect as the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the corporation or pursuant to rights granted pursuant to, or provided by, the Washington Business Corporation Act or otherwise.

                (6)           Amendments: No repeal, modification or amendment of, or adoption of any provision inconsistent with this Article IX, nor, to the fullest extent permitted by applicable law, shall adversely affect any right or protection of any person granted pursuant thereto, existing at, or with respect to any events that occurred prior to, the time of such repeal, amendment, adoption or modification.

                                                                                             ARTICLE X

                                                                                       Books and Records

                The corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its shareholders and Board of Directors; and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders in alphabetical order by class of shares showing the number and class of the shares held by each.  Any books, records, and minutes may be in written form or any other form capable of being converted into written form within a reasonable time.

                                                                                             ARTICLE XI

                                                                                            Amendments

                (1)           By Shareholders:  These Bylaws may be altered, amended or repealed by the affirmative vote of a majority of the voting stock issued and outstanding at any regular or special meeting of the shareholders.

                (2)           By Directors:  The Board of Directors shall have power to make, alter, amend and repeal the Bylaws of this corporation. However any such Bylaws, or any alteration, amendment or repeal of the Bylaws, may be changed or repealed by the holders of a majority of the stock entitled to vote at any shareholders' meeting.

                (3)           Emergency Bylaws:  The Board of Directors may adopt emergency Bylaws, subject to repeal or change by action of the shareholders, which shall be operative during any emergency in the conduct of the business of the corporation resulting from an attack on the United States or any nuclear or atomic disaster.

                Most recently amended by resolution of the corporation's Board of Directors on July 20, 2011.

                                                                                                _/s/ Joel S. Hatlen____________________________

                                                                                                Joel S. Hatlen, Secretary

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